Loan ID	Final Current Event Level	Current Exceptions	Collection Comments
4519619477	3	[3] Currently Delinquent Mortgage
It appears the loan will perform.  The loan is next due for 01/01/2014; last payment received 01/15/2014.  The reason for delinquency was cited as excessive obligations.  The collection comments reflect the 01/01/2014 payment in the amount of $443.91 was paid by phone on 02/10/2014. The payment history provided does not reflect the payment as posted.  The borrower made payment arrangements for the 02/01/2014 payment to be paid on 02/28/2014.

3125696226	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 02/10/2014. Reason for default is excessive obligations. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification, prior to the review period, which the borrower re-defaulted on as of 08/01/2013.

8518046945	1
It appears the loan will perform.  The loan is due for 03/01/2014.  The last payment received was on 02/05/2014.  The payment received on 08/05/2013 was returned for non sufficient funds on 08/12/2013.  No evidence of delinquency.  Comments indicate a bankruptcy, case number XXX was discharged with reaffirmation on 12/XX/2004; no additional information was provided.

8406910661	1
It appears that the loan will perform.  The loan is due for 2/1/2014; most recent payment received was 1/31/2014.  The borrower had filed a chapter 7 bankruptcy (case# XXX); discharged 1/XX/2010. No evidence of delinquency within the review period.

5162581735	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 04/01/2014; last payment was received 03/25/2014.  There is no evidence of delinquency.  No borrower contact was established during the review period.

2214848306	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 04/01/2014; last payment received was 03/17/2014. Reason for delinquency is excessive obligations.  There was very little conatct with the borrower despite multiple attempts.  There are no active loss mitigation options currently being pursued.   There are no indications of title issues. There is no indication of a BPO value being returned or of damage to the subject property.

1177034906	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 9/01/2013; the most recent payment received was on 10/31/2013. The account is currently in collections. The reason for default is curtailment of income. The loan's prior Servicer granted the borrower a loan modification on 06/XX/2013; the date the loan went back into delinquency is unknown. The account is currently under review for a modification and the servicer is waiting for requested documentation. There is no evidence of foreclosure being initiated by the servicer and the borrower has not filed bankruptcy during the review period. There was no evidence of tax or title issues.

7836152813	2	[2] Currently Delinquent Mortgage
It does not appear that the loan will perform.  The loan is due for 03/01/2013; last payment received was on 03/22/2013.  Reason for default is unknown.  The loan was referred to legal counsel on 06/XX/2013.  Commentary does not mention any foreclosure activity since referral. There is no evidence of loss mitigation activity.  There is evidence the borrower has been solicited by the servicer for several workout options but has not responded to the servicer.  There is evidence of skip tracing.  There is no evidence of property damage.  Skip-tracing efforts are evident.